Exhibit 19.4


  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2002
  Distribution Date                                                                                                       1/15/2003
  Transaction Month                                                                                                               5

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,157,996,399.94              184,733
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $602,000,000.00         1.790%                      May 15, 2003
   Class A-2 A Notes                                                200,000,000.00         2.100%                    March 15, 2005
   Class A-2 B Notes                                              1,116,000,000.00         1.881%                    March 15, 2005
   Class A-3 A Notes                                                250,000,000.00         2.680%                 February 15, 2006
   Class A-3 B Notes                                                306,000,000.00         1.891%                 February 15, 2006
   Class A-4 A Notes                                                204,737,000.00         3.130%                 November 15, 2006
   Class A-4 B Notes                                                171,000,000.00         1.931%                 November 15, 2006
   Class B Notes                                                     89,992,000.00         3.560%                 February 15, 2007
   Class C Notes                                                     59,994,000.00         4.400%                      May 15, 2007
   Class D Certificates                                              59,994,000.00         6.000%                 February 15, 2009
                                                                     -------------
      Total                                                      $3,059,717,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $10,373,321.18                $1,767.53          $10,375,088.71
  Repurchased Loan Proceeds Related to Interest                          29,165.39                     0.00               29,165.39
                                                                         ---------                     ----               ---------
      Total                                                         $10,402,486.57                $1,767.53          $10,404,254.10
  Servicer Advances:
  Principal Advances                                                         $0.00                $2,290.48               $2,290.48
  Interest Advances                                                   2,330,274.27                   407.37            2,330,681.64
                                                                      ------------                   ------            ------------
      Total                                                          $2,330,274.27                $2,697.85           $2,332,972.12
  Principal:
  Principal Collections                                             $69,878,945.41               $26,542.49          $69,905,487.90
  Prepayments in Full                                                22,082,078.39                     0.00           22,082,078.39
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                      1,425,118.65                     0.00            1,425,118.65
  Payahead Draws                                                              0.00                   611.71                  611.71
                                                                              ----                   ------                  ------
      Total                                                         $93,386,142.45               $27,154.20          $93,413,296.65
  Liquidation Proceeds                                                                                                  $966,184.96
  Recoveries from Prior Month Charge-Offs                                                                                  5,260.00
                                                                                                                           --------
      Total Principal Collections                                                                                    $94,384,741.61
  Principal Losses for Collection Period                                                                              $2,445,832.17
  Total Regular Principal Reduction                                                                                  $95,861,419.30
  Total Collections                                                                                                 $107,121,967.83

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $107,121,967.83
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
                                                                                                                               ----
      Total                                                                                                         $107,121,967.83


                                     Page 1

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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2002
  Distribution Date                                                                                                       1/15/2003
  Transaction Month                                                                                                               5

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,304,378.05        $2,304,378.05                $0.00
   Amount per $1,000 of Original Balance               0.75                 0.75                 0.00
  Net Swap Payment, Tranche A2 B                 $591,480.00
  Net Swap Payment, Tranche A3 B                 $294,525.00
  Net Swap Payment, Tranche A4 B                 $223,725.00

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $278,446.76         $278,446.76                  $0.00                $0.00               $0.00
   Class A2 A Notes                  350,000.00          350,000.00                   0.00                 0.00                0.00
   Class A2 B Notes                1,385,700.00        1,385,700.00                   0.00                 0.00                0.00
   Class A3 A Notes                  558,333.33          558,333.33                   0.00                 0.00                0.00
   Class A3 B Notes                  382,500.00          382,500.00                   0.00                 0.00                0.00
   Class A4 A Notes                  534,022.34          534,022.34                   0.00                 0.00                0.00
   Class A4 B Notes                  219,450.00          219,450.00                   0.00                 0.00                0.00
   Class B Notes                     266,976.27          266,976.27                   0.00                 0.00                0.00
   Class C Notes                     219,978.00          219,978.00                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $4,195,406.70       $4,195,406.70                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $299,970.00         $299,970.00               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----

  Total Note and Cert. Interest:     $4,495,376.70       $4,495,376.70               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $99,212,483.08

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        17,077,968.83
   Regular Principal Distribution Amount    169,590,248.38
                                            --------------
      Principal Distribution Amount        $186,668,217.21
  Noteholder Principal Distributions:
   Class A1 Notes                                        $99,212,483.08
   Class A2 A Notes                                                0.00
   Class A2 B Notes                                                0.00
   Class A3 A Notes                                                0.00
   Class A3 B Notes                                                0.00
   Class A4 A Notes                                                0.00
   Class A4 B Notes                                                0.00
   Class B Notes                                                   0.00
   Class C Notes                                                   0.00
      Total Note Principal Paid                          $99,212,483.08
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:             $99,212,483.08
  Collections Released to Servicer                                $0.00
  Total Available for Distribution         $107,121,967.83
  Total Distribution (incl. Servicing Fee) $107,121,967.83

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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2002
  Distribution Date                                                                                                       1/15/2003
  Transaction Month                                                                                                               5


  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $164.80                   $0.46                  $165.27
  Class A2 A Notes                                               0.00                    1.75                     1.75
  Class A2 B Notes                                               0.00                    1.24                     1.24
  Class A3 A Notes                                               0.00                    2.23                     2.23
  Class A3 B Notes                                               0.00                    1.25                     1.25
  Class A4 A Notes                                               0.00                    2.61                     2.61
  Class A4 B Notes                                               0.00                    1.28                     1.28
  Class B Notes                                                  0.00                    2.97                     2.97
  Class C Notes                                                  0.00                    3.67                     3.67
                                                                 ----                    ----                     ----
      Total Notes                                              $33.07                   $1.40                   $34.47

  Class D Certificates                                          $0.00                   $5.00                    $5.00
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $32.43                   $1.47                   $33.89

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                      Balance         Pool Factor
  Aggregate Balance of Notes               $2,584,391,217.21       0.8615433              $2,485,178,734.13         0.8284694
  Class A1 Notes                              186,668,217.21       0.3100801                  87,455,734.13         0.1452753
  Class A2 A Notes                            200,000,000.00       1.0000000                 200,000,000.00         1.0000000
  Class A2 B Notes                          1,116,000,000.00       1.0000000               1,116,000,000.00         1.0000000
  Class A3 A Notes                            250,000,000.00       1.0000000                 250,000,000.00         1.0000000
  Class A3 B Notes                            306,000,000.00       1.0000000                 306,000,000.00         1.0000000
  Class A4 A Notes                            204,737,000.00       1.0000000                 204,737,000.00         1.0000000
  Class A4 B  Notes                           171,000,000.00       1.0000000                 171,000,000.00         1.0000000
  Class B Notes                                89,992,000.00       1.0000000                  89,992,000.00         1.0000000
  Class C Notes                                59,994,000.00       1.0000000                  59,994,000.00         1.0000000
  Class D Certificates                         59,994,000.00       1.0000000                  59,994,000.00         1.0000000
                                               -------------       ---------                  -------------         ---------
     Total                                 $2,644,385,217.21       0.8642581              $2,545,172,734.13         0.8318327
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.51%                                           5.52%
  Weighted Average Remaining Maturity (WAM)              43.32                                           42.48
  Remaining Number of Receivables                      172,594                                         170,097
  Portfolio Receivable Balance               $2,765,253,663.32                               $2,669,390,284.18

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $10,903,920.84
  Specified Credit Enhancement Amount                                                                        $26,693,902.84
  Yield Supplement Overcollateralization Amount                                                             $102,077,035.80
  Target Level of Overcollateralization                                                                     $112,980,956.64




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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2002
  Distribution Date                                                                                                       1/15/2003
  Transaction Month                                                                                                               5

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,789,982.00
  Specified Reserve Account Balance                                                                           15,789,982.00
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,789,982.00
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,789,982.00
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $966,184.96
  Recoveries from Prior Month Charge-Offs                                                                                 $5,260.00
  Total Principal Losses for Collection Period                                                                        $2,445,832.17
  Charge-off Rate for Collection Period (annualized)                                                                          0.64%
  Cumulative Net Losses for all Periods                                                                               $2,882,289.54


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,979                $31,245,141.25
  61-90 Days Delinquent                                                                           205                 $3,364,053.31
  91-120 Days Delinquent                                                                           65                 $1,061,794.76
  Over 120 Days Delinquent                                                                         31                   $551,912.22

  Repossesion Inventory                                                                           203                 $3,451,131.50


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.1369%
  Preceding Collection Period                                                                                               0.3841%
  Current Collection Period                                                                                                 0.6511%
  Three Month Average                                                                                                       0.3907%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.1680%
  Current Collection Period                                                                                                 0.1770%
  Three Month Average                                                                                                       0.1525%



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  Ford Credit Auto Owner Trust 2002-D
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2002
  Distribution Date                                                                                                       1/15/2003
  Transaction Month                                                                                                               5

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $4,877,164.28                     $6,962.14
  New Advances                                                                           2,315,789.79                      2,697.85
  Servicer Advance Recoveries                                                            1,970,421.59                      2,353.54
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $5,222,532.48                     $7,306.45

  Current Month Interest Advances for Prepaid Loans                                        $14,484.48                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $3,798.44
  Additional Payaheads                                                                                                     1,132.83
  Payahead Draws                                                                                                             627.98
                                                                                                                             ------
  Ending Payahead Account Balance                                                                                         $4,303.29

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